geron

CORPORATE PRESENTATION

April 2022

Forward-Looking Statements

Except for the historical information contained herein, this presentation contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such statements, include, without limitation, those regarding: (i) that for IMerge Phase 3, Geron expects top-line results to be available in early January 2023, regulatory filings in the U.S. in the first half of 2023 and the EU in the second half of 2023, and a potential launch in lower risk MDS in the U.S. in the first half of 2024 and in the EU in the second half of 2024; (ii) that for IMpactMF, Geron expects to conduct an interim analysis in 2024 and a final analysis in 2025; (iii) that for the next generation telomerase inhibitor program, Geron plans to make a program update in 2022 when and if Geron identifies a lead compound and IND timing is known; (iv) that Geron expects current and potential financial resources provide strategic optionality to maximize shareholder value; (v) that Geron plans to engage over 180 sites for IMpactMF; (vi) that IMerge Phase 3 and IMpactMF have registrational intent; (vii) that imetelstat has the potential to demonstrate disease-modifying activity in patients and to target the malignant stem and progenitor cells of the underlying disease; (viii) that the Company expects imetelstat to be a highly differentiated product in the lower risk MDS commercial marketplace; (ix) that the Company projects that the addressable patients in 2030 for imetelstat in LR MDS are approximately 33,000 and for Int-2/HR MF are approximately 18,000; (x) that the Company believes imetelstat has potential large market opportunities with potential peak 2030 revenue from the United States and the five largest countries of the European Union (EU5) of approximately ~$3 billion, with ~$1.2 billion from MDS sales and ~$1.8 billion from MF sales; (xi) that there are unmet needs in LR MDS and MF potentially addressed with imetelstat treatment; (xii) that the telomerase inhibition of imetelstat gives it the potential for expanding into new indications; (xiii) that the Company expects IMproveMF to start in the first half of 2022; (xiv) that the Company expects IMpress to start in the second half of 2022; (xv) that the Company expects TELOMERE to start in the second half of 2022; (xvi) that the Company expects preliminary results from the preclinical program in lymphoid malignancies to be available at the end of 2022; (xvii) statements regarding potential exclusivity terms and scopes provided by patent and patent term extensions, orphan drug, data and marketing and pediatric coverages; and (xviii) other statements that are not historical facts, constitute forward-looking statements. These forward-looking statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (a) whether the current or evolving effects of the COVID-19 pandemic and/or geopolitical events and resulting global economic and financial disruptions will materially and adversely impact Geron’s business and business prospects, its financial condition and the future of imetelstat; (b) whether Geron overcomes all of the potential delays and other adverse impacts caused by the current or evolving effects of the COVID-19 pandemic and/or geopolitical events, as well as all the enrollment, clinical, safety, efficacy, technical, scientific, intellectual property, manufacturing and regulatory challenges in order to have the financial resources for, and to meet the expected timelines and planned milestones in (i) to (iii) and (xiii) to (xvi) above; (c) whether regulatory authorities permit the further development of imetelstat on a timely basis, or at all, without any clinical holds; (d) whether imetelstat is demonstrated to be safe and efficacious in IMerge Phase 3 and IMpactMF to enable regulatory approval; (e) whether any future efficacy or safety results may cause the benefit-risk profile of imetelstat to become unacceptable; (f) whether imetelstat actually demonstrates disease-modifying activity in patients and the ability to target the malignant stem and progenitor cells of the underlying disease; (g) that Geron may seek to raise substantial additional capital in order to complete the development and commercialization of imetelstat to meet all of the expected timelines and planned milestones in (i) to (iii) and (xiii) to (xvi) above; (h) whether regulatory authorities require an additional clinical trial for approval even if IMerge Phase 3 or IMpactMF meet their respective primary endpoints; (i) whether there are failures or delays in manufacturing or supplying sufficient quantities of imetelstat or other clinical trial materials in a timely manner; (j) whether imetelstat is able to obtain and maintain the exclusivity terms and scopes provided by patent and patent term extensions, orphan drug, data and marketing and pediatric coverages and have freedom to operate; (k) whether the follow-up period of 12 months for the IMerge Phase 3 primary analysis results in not obtaining adequate data to demonstrate safety and efficacy, including transfusion independence, in the primary analysis; (l) whether Geron can accurately project the timing of complete enrollment in its clinical trials, whether due to the current or evolving effects of the COVID-19 pandemic or otherwise; (m) whether Geron is able to enroll its clinical trials at a pace that would enable the financial resources for, and to meet the expected timelines and planned milestones in (i) to (iii) and (xiii) to (xvi) above; (n) that Geron may be unable to successfully commercialize imetelstat to achieve the peak revenues in (x) above due to competitive products, or otherwise; and (o) if the FDA does not grant priority review to the IMerge data, then the launch date in lower risk MDS may be later than the first half of 2024. Additional information on the above risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron’s filings and periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors” and elsewhere in such filings and reports, including Geron’s annual report on Form 10-K for the year ended December 31, 2021 and future filings and reports by Geron. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

geron

Expected Financial Resources to Reach Planned Milestones Through YE 2023*

Projected Financial Resources Enable Strategic Optionality at LR MDS TLR

~$240M cash and marketable securities as of April 1, 2022^

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up to **$150M** expected non-GAAP operating expenses for full year 2022

~$130M expected cash and marketable securities as of YE 2022 / LR MDS TLR#

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up to **~$125M** projected additional funding in 2023 from warrant proceeds@

* Assumes $130M in cash and marketable securities at YE 2022, plus potential warrant proceeds in 2023, and current level of operations in 2023.

^ Geron expects to report cash, cash equivalents, restricted cash and marketable securities of appx. $177.8 million and a principal outstanding loan balance of $50.0 million as of 3/31/22 and includes ~$70M in net proceeds from public offering closed on April 1, 2022.

Assumes $150M in expected non-GAAP operating expenses for full year 2022.

@ Warrants issued in May 2020 financing have an exercise price of $1.30/share and expiration date accelerates to 30 business days after positive LR MDS TLR, as defined in the warrant agreement (up to $72.5M).
Warrants issued in Apr 2022 financing have an exercise price of $1.45/share and expiration date accelerates to 30 business days after acceptance by the FDA of LR MDS NDA submission, as defined in the warrant agreement (up to $51.8M).

geron

Non-GAAP Financial Measure

Non-GAAP total operating expenses for fiscal year 2022 excludes estimated non-cash items such as, stock-based compensation expense, amortization of debt discounts and issuance costs and depreciation and amortization.

To supplement our financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), Geron (the Company) is presenting non-GAAP total operating expenses, which excludes stock-based compensation expense, amortization of debt discounts and issuance costs and depreciation and amortization, from GAAP total operating expenses. The Company believes this non-GAAP financial measure, when considered together with other financial information prepared in accordance with GAAP, can enhance investors' and analysts' ability to meaningfully compare Geron's results from period to period and to projected forward-looking guidance, and to identify operating trends in Geron's business. The exclusion of non-cash items, such as stock-based compensation expense, amortization of debt discounts and issuance costs and depreciation and amortization, does not directly or immediately relate to the operational performance for the periods presented. This non-GAAP financial measure is in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Geron encourages investors to carefully consider the Company's results under GAAP, as well as the supplemental non-GAAP financial information, to more fully understand Geron's business.